UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

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JPMorgan Trust I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JPMORGAN NATIONAL MUNICIPAL INCM FD R6 THIS IS A VOTING INSTRUCTION FORM 8ROADRIDGE FINANCIAL SOLUTIONS, INC You are receiving this voting instruction form because you hold shares in the above security You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Special Meeting to be held on 07/30/25 at 11:00 A M EDT PO BOX 1342T , SUITE 1300 BRENTWOOD, NY 11717 8ROADRIDGE Make your vote count FINANCIAL SOLUTIONS, INC ATTENTION: Vote must be received by 07/29/2025 to be counted TEST PRINT Sl MERCEDES WAY EDGEWOOD, NY 11717 10123 4567 8192 12391 D Vi it Call Return this form Attend and www ProxyVote com 1 8()() 454 8683 in theendo KI vote at the postage-paid meeting l!l;::; ;;11 (‘,!il!l envelope VOTING INSTRUCTIONS Scan to view materials and vote via smartphone Voting on www ProxyVote com is easy and fast! As the record holder for your shares, we will vote your shares based on your instructions Go to www PrQ)tyVote com, enter the control numb r abov and vat ! Please provide us with your voting instructions before the meet ing If )OL’ do not provide us with yOLJr voting instrud ions, we will not vote your shares The following proxy material for the meeting is available at If you sign and return thi; form, we will vole any unmarked items b ; ;d on til€ board’s recornrnendatJOns www ProxyVote com: PROXY STATEMENT X THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION JPMORGAN NATIONAL MUNI CI PAL I NCM FD R6 Please check this box if you plan to attend the Meeting and 0 vote your shares in person The Board r ecommends you vote FOR the following proposal (s) : 1 For Against Abstain 1 To appr ove an Agr eemen t and Ptan of Reo r gani zation f o r your Fund pursuan t t o whi ch your Fund wil t t rans f er all of its assets 0 0 0 and li abilities to t he JPMo r gan Muni ci pal ETF (“Acqui r ing Fund “ ) i n excllange f o r t he shar es of Acqui ri ng Fund & havi ng an aggregat e net as se t val ue (“NAV”) equal to t he aggr egate NAV of Your Fund f oll owed i mmedi atel y by the d i st ri bution by Your Fund to i t s shareho lder s of t he por tion o f shar es o f Acqui ri ng Fund t o whi ch shar eholder i s enti t led ( i ncl uding cash i n l i eu o f f r actional shar es of the Acqu i r ing Fund) , i n l i quidation o f Your Fund ‘ NOTE ‘ Such ot her busi ness as may properl y come befor e t he mee t i ng or any adj ournment t hereof N ci ci ;;:: , “’ U’l ”’ “’ CXl CXl 1 1,1, 11 1111 11 1 1 1 0 0 0 0123 4S67 8192 1239 07/30/2S 123,4S6,789,012 00000 Signature [PLEASE SIGN WITHIN BOX] Date 48129C108 *****ACCOUNT S1S20S-01S GS2

JPMORGAN NATIONAL MUNICIPAL INCM FD R6 THIS IS A VOTING INSTRUCTION FORM 8ROADRIDGE FINANCIAL SOLUTIONS, INC You are receiving this voting instruction form because you hold shares in the above security You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Special Meeting to be held on 07/30/25 at 11:00 A M EDT PO BOX 1342T , SUITE 1300 BRENTWOOD, NY 11717 1-’ Make your vote count IMPORTANT NOTICE REGARDING DELIVERY 0 , OF SECURITY HOLDER DOCUMENTS (HHl NN Vote must be received by 07/29/2025 to be counted 8ROADRIDGE FINANCIAL SOLUTIONS, INC N ATTENTION: TEST PRINT 1i 10123 4567 8192 12391 Sl MERCEDES WAY EDGEWOOD, NY 11717 D Vi it Call Return this form Attend and www ProxyVot com 1 8()() 454 8683 in theendo KI vote at the postage-paid meeting l!l;::; ;;11 (‘,!il!l envelope VOTING INSTRUCTIONS Scan to view materials and vote via smartphone your Voting on www ProxyVote com is easy and fast! As the record holder for your shares, we will vote your shares based on instructions Go to www PrO)tyVote com, enter the control numb r abov and vat ! Please provide us with your voting instructions before the meet ing If )OL’ do not provide us with yOLJr voting instrud ions, we will not vote your shares The following proxy material for the meeting is available at If you sign and return thi; form, we will vole any unmarked items b ; ;d on til€ board’s recornrnendatJOns www ProxyVote com: PROXY STATEMENT X PAGE 1 OF 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION JPMORGAN NATIONAL MUNI CI PAL I NCM FD R6 Please check this box if you plan to attend the Meeting and 0 vote your shares in person The Board r ecommends you vote FOR the following proposal (s) : 1 For Against Abstain 1 To appr ove an Agr eemen t and Ptan of Reo r gani zation f o r your Fund pursuan t t o whi ch your Fund w11 1 t rans f er all of 1ts assets 0 0 0 and li abilities to t he JPMo r gan Muni ci pal ETF (“Acqui r ing Fund “ ) i n excllange f o r t he shar es of Acqui ri ng Fund & havi ng an aggregat e net as se t val ue (“NAV”) equal to t he aggr egate NAV of Your Fund f oll owed i mmedi atel y by the d i st ri bution by Your Fund to i t s shareho lder s of t he por tion o f shar es o f Acqui ri ng Fund t o whi ch shar eholder i s enti t led ( i ncl uding cash i n l i eu o f f r actional shar es of the Acqu i r ing Fund) , i n l i quidation o f Your Fund ‘ NOTE ‘ Such ot her busi ness as may properl y come befor e t he mee t i ng or any adj ournment t hereof N 0 0 ;;:: I Yes No “’ U’l ”’ “’ CXl HOUSE HOLDING ELEG ION Please 1nd1Cate if you consent to rece1ve 0 0 CXl certJirl futurerrM; tur cornnrunrCdtrons in a ir gle p ackage per housetlold 1 1,1, 11 1111 11 1 1 1 0 0 0 I I 0123 4S67 8192 1239 07/30/25 123,4S6,789,012 00000 Signature [PLEASE SIGN WITHIN BOX] Date 48129C108 *****ACCOUNT S1S20S-01S GS2

IMPORTANT NOTICE REGARDING DELIVERY 0 , OF SECURITY HOLDER DOCUMENTS (HHl BROADRIDGE FINANCIAL SOLUTIONS, INC N ATTENTION: TEST PRINT Sl MERCEDES WAY EDGEWOOD, NY 11717 PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTDS IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so This is known as “ Householding” Please note that if you do not respond to this notice, Householding w ill start 60 days after the mailing of this notification We will allow Householding only upon these certain conditions: The issuer agrees to have its documents Househeld You agree to or do not object to the Householding of your materials You have the same last name and exact address as another shareholder(s) (/) tii I The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not I you consent to participate in Householding By marking “Yes’’ in the block provided, you will consent to participate in Householding By marking “No”, you will withhold your consent to participate If you do nothing, you will be deemed to have given your consent to participate Your affirmative or implied consent to Household will remain in effect until you revoke it If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717 If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation SlS20S-OlS V20

JPMORGAN NATIONAL MUNCPL INCM FD CL A THIS IS A VOTING INSTRUCTION FORM 8ROADRIDGE FINANCIAL SOLUTIONS, INC You are receiving this voting instruction form because you hold shares in the above security You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Special Meeting to be held on 07/30/25 at 11:00 A M EDT PO BOX 1342T , SUITE 1300 BRENTWOOD, NY 11717 Make your vote count Vote must be received by 07/29/2025 to be counted 8ROADRIDGE FINANCIAL SOLUTIONS, INC ATTENTION: 10123 TEST PRINT 1 4567 8202 12391 Sl MERCEDES WAY EDGEWOOD, NY 11717 D Vi it Call Return this form Attend and www ProxyVote com 1 8()() 454 8683 in the endo KI vote at the postage-paid meeting i!i;} H!i envelope VOTING INSTRUCTIONS !!! Scan to view materials and vote via smartphone Voting on www ProxyVote com is easy and fast! As the record holder for your shares, we will vote your shares based on your instructions Go to www PrO)tyVote com, enter the control numb r abov and vat ! Please provide us with your voting instructions before the meeting If )OL’ do not provide us with yOLJr voting instrudions, we will not vote your shares The following proxy material for the meeting is available at If you sign and return thi; form, we will vole any unmarked items b ; ;d on til€ board’s recornrnendatJOns www ProxyVote com: PROXY STATEMENT X THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION JPMORGAN NATIONAL MUNCPL INCM FD CL A Please check this box if you plan to attend the Meeting and 0 vote your shares in person The Board r ecommends you vote FOR the following proposal (s) : 1 For Against Abstain 1 To approve an Agr eemen t and Ptan of Reo rgani zation for your Fund pursuan t to whi ch your Fund w111 t ransfer all of 1ts assets 0 0 0 and liabilities to t he JPMor gan Muni ci pal ETF (“Acqui r ing Fund “ ) i n excllange for t he shares of Acquiri ng Fund & havi ng an aggregate net asset val ue (“NAV”) equal to t he aggr egate NAV of Your Fund followed immedi ately by the d istribution by Your Fund to its shar eholders of t he porti on of shares of Acquiri ng Fund t o which shar eholder i s entitled (incl uding cash i n l i eu of fractional shares of the Acqu iring Fund) , i n l iquidation of Your Fund ‘ NOTE’ Such other busi ness as may properly come before t he meeti ng or any adjour nment thereof N 0 0 ;;:: I lLl 0 ”’ “’ CXl CXl 1 1,1, 11 1111 11 1 1 1 0 0 0 0123 4S67 8202 1239 07/30/25 123,4S6,789,012 00000 Signature [PLEASE SIGN WITHIN BOX] Date 4812A0417 *****ACCOUNT SlS20S-OlS GS2

JPMORGAN NATIONAL MUNCPL INCM FD CL A THIS IS A VOTING INSTRUCTION FORM 8ROADRIDGE FINANCIAL SOLUTIONS, INC You are receiving this voting instruction form because you hold shares in the above security You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Special Meeting to be held on 07/30/25 at 11:00 A M EDT PO BOX 1342T , SUITE 1300 BRENTWOOD, NY 11717 1-’ Make your vote count IMPORTANT NOTICE REGARDING DELIVERY 0 , OF SECURITY HOLDER DOCUMENTS (HHl Vote must be received by 07/29/2025 to be counted 8ROADRIDGE FINANCIAL SOLUTIONS, INC N ATTENTION: TEST PRINT 10123 4567 8202 12391 Sl MERCEDES WAY EDGEWOOD, NY 11717 D Vi it Call Return this form Attend and www ProxyVot com 1 8()() 454 8683 in the endo ed vote at the postage-paid meeting i!i;} H!i envelope VOTING INSTRUCTIONS !!! Scan to view materials and vote via smartphone Voting on www ProxyVote com is easy and fast! As the record holder for your shares, we will vote your shares based on your instructions Go to www PrO)tyVote com, enter the control numb r abov and vat ! Please provide us with your voting instructions before the meeting If )OL’ do not provide us with yOLJr voting instrudions, we will not vote your shares The following proxy material for the meeting is available at If you sign and return thi; form, we will vole any unmarked items b ; ;d on til€ board’s recornrnendatJOns www ProxyVote com: PROXY STATEMENT X PAGE 1 OF 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION JPMORGAN NATIONAL MUNCPL INCM FD CL A Please check this box if you plan to attend the Meeting and 0 vote your shares in person The Board r ecommends you vote FOR the following proposal (s) : 1 For Against Abstain 1 To approve an Agr eemen t and Ptan of Reo rgani zation for your Fund pursuan t to whi ch your Fund w111 t ransfer all of 1ts assets 0 0 0 and liabilities to t he JPMor gan Muni ci pal ETF (“Acqui r ing Fund “ ) i n excllange for t he shares of Acquiri ng Fund & havi ng an aggregate net asset val ue (“NAV”) equal to t he aggr egate NAV of Your Fund f oll owed immedi ately by the d istribution by Your Fund to its shar eholders of t he porti on of shares of Acquiri ng Fund t o which shar eholder i s entitled (incl uding cash i n l i eu of fractional shares of the Acqu iring Fund) , i n l iquidation of Your Fund ‘ NOTE’ Such other busi ness as may properly come before t he meeti ng or any adjour nment thereof N 0 0 ;;:: I lLl 0 Yes No “’ “’ CXl HOUSE HOLDING ELEG ION Please 1nd1Cate if you consent to rece1ve 0 0 CXl certJirl futurerrM; tur cornnrunrCdtrons in a ir gle p ackage per housetlold 1 1,1, 11 1111 11 1 1 1 0 0 0 I I 0123 4S67 8202 1239 07/30/25 123,4S6,789,012 00000 Signature [PLEASE SIGN WITHIN BOX] Date 4812A0417 *****ACCOUNT SlS20S-OlS GS2

IMPORTANT NOTICE REGARDING DELIVERY 0 , OF SECURITY HOLDER DOCUMENTS (HHl BROADRIDGE FINANCIAL SOLUTIONS, INC N ATTENTION: TEST PRINT Sl MERCEDES WAY EDGEWOOD, NY 11717 PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTDS IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so This is known as “ Householding” Please note that if you do not respond to this notice, Householding w ill start 60 days after the mailing of this notification We will allow Householding only upon these certain conditions: The issuer agrees to have its documents Househeld You agree to or do not object to the Householding of your materials You have the same last name and exact address as another shareholder(s) (/) tii I The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not I you consent to participate in Householding By marking “Yes’’ in the block provided, you will consent to participate in Householding By marking “No”, you will withhold your consent to participate If you do nothing, you will be deemed to have given your consent to participate Your affirmative or implied consent to Household will remain in effect until you revoke it If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717 If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation SlS20S-OlS V20

JPMORGAN NATIONAL MUNICIPAL INCM CL C THIS IS A VOTING INSTRUCTION FORM 8ROADRIDGE FINANCIAL SOLUTIONS, INC You are receiving this voting instruction form because you hold shares in the above security You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Special Meeting to be held on 07/30/25 at 11:00 A M EDT PO BOX 1342T , SUITE 1300 BRENTWOOD, NY 11717 Make your vote count Vote must be received by 07/29/2025 to be counted 8ROADRIDGE FINANCIAL SOLUTIONS, INC ATTENTION: TEST PRINT 10123 4567 8312 12391 Sl MERCEDES WAY EDGEWOOD, NY 11717 D Vi it Call Return this form Attend and www ProxyVote com 1-800--454-8683 in the endo KI vote at the postage-paid meeting i!ig!iiJ;L!i :tS\ envelope ’! VOTING INSTRUCTIONS !!i:r;r- ,; Scan to view materials and vote via smartphone Voting on www ProxyVote com is easy and fast! As the record holder for your shares, we will vote your shares based on your instructions Go to www PrO)tyVote com, enter the control numb r abov and vat ! Please provide us with your voting instructions before the meet ing If )OL’ do not provide us with yOLJr voting instrud ions, we will not vote your shares The following proxy material for the meeting is available at If you sign and return thi; form, we will vole any unmarked items b ; ;d on til€ board’s recornrnendatJOns www ProxyVote com: PROXY STATEMENT X THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION JPMORGAN NATIONAL MUNI CI PAL I NCM CL C Please check this box if you plan to attend the Meeting and 0 vote your shares in person The Board r ecommends you vote FOR the following proposal (s) : 1 For Against Abstain 1 To appr ove an Agr eemen t and Ptan of Reo r gani zation f o r your Fund pursuan t t o whi ch your Fund wil t t rans f er all of its assets 0 0 0 and li abilities to t he JPMo r gan Muni ci pal ETF (“Acqui r ing Fund “ ) i n excllange f o r t he shar es of Acqui ri ng Fund & havi ng an aggregat e net as se t val ue (“NAV”) equal to t he aggr egate NAV of Your Fund f oll owed i mmedi atel y by the d i st ri bution by Your Fund to i t s shareho lder s of t he por tion o f shar es o f Acqui ri ng Fund t o whi ch shar eholder i s enti t led ( i ncl uding cash i n l i eu o f f r actional shar es of the Acqu i r ing Fund) , i n l i quidation o f Your Fund ‘ NOTE ‘ Such ot her busi ness as may properl y come befor e t he mee t i ng or any adj ournment t hereof N 0 0 ;;:: lLl “’ “’ CXl CXl 1 1,1, 11 1111 11 1 1 1 0 0 0 ···: 0123 4S67 8312 1239 07/30/25 123,4S6,789,012 00000 ’ !K ] Signature [PLEASE SIGN WITHIN BOX] Date 4812A0433 *****ACCOUNT S1S20S-01S GS2

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

1 OF 2

6 8

JPMORGAN NATIONAL MUNICIPAL INCM CL C

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on **07/30/25 at 11:00 A.M. EDT**

Make your vote count.

Vote must be received by **07/29/2025** *to be counted.*

0123 4567 8312 1239

Visit www.ProxyVote.com

Call 1-800-454-8683

Return this form in the enclosed postage-paid envelope.

Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

The following proxy material for the meeting is available at www.ProxyVote.com:

PROXY STATEMENT

X

PAGE 1 OF 2

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

11

JPMORGAN NATIONAL MUNICIPAL INCM CL C

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following proposal(s):1

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization for your Fund pursuant to which your Fund will transfer all of its assets and liabilities to the JPMorgan Municipal ETF ("Acquiring Fund") in exchange for the shares of Acquiring Fund & having an aggregate net asset value ("NAV") equal to the aggregate NAV of Your Fund followed immediately by the distribution by Your Fund to its shareholders of the portion of shares of Acquiring Fund to which shareholder is entitled (including cash in lieu of fractional shares of the Acquiring Fund), in liquidation of Your Fund.	☐	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

U92785

R1.0.0.2

0001883361_1

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.

Yes ☐ No ☐

Signature [PLEASE SIGN WITHIN BOX] Date

0123 4567 8312 1239 07/30/25 123,456,789,012.00000
4812A0433 *****ACCOUNT S15205-01S GS2

IMPORTANT NOTICE REGARDING DELIVERY 0 , OF SECURITY HOLDER DOCUMENTS (HHl BROADRIDGE FINANCIAL SOLUTIONS, INC N ATTENTION: TEST PRINT Sl MERCEDES WAY EDGEWOOD, NY 11717 PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTDS IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so This is known as “ Householding” Please note that if you do not respond to this notice, Householding w ill start 60 days after the mailing of this notification We will allow Householding only upon these certain conditions: The issuer agrees to have its documents Househeld You agree to or do not object to the Householding of your materials You have the same last name and exact address as another shareholder(s) (/) tii I The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not I you consent to participate in Householding By marking “Yes’’ in the block provided, you will consent to participate in Householding By marking “No”, you will withhold your consent to participate If you do nothing, you will be deemed to have given your consent to participate Your affirmative or implied consent to Household will remain in effect until you revoke it If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717 If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation SlS20S-OlS V20

JPMORGAN NATIONAL MUNCPL INCM FD CL I THIS IS A VOTING INSTRUCTION FORM 8ROADRIDGE FINANCIAL SOLUTIONS, INC You are receiving this voting instruction form because you hold shares in the above security You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Special Meeting to be held on 07/30/25 at 11:00 A M EDT PO BOX 1342T , SUITE 1300 BRENTWOOD, NY 11717 Make your vote count Vote must be received by 07/29/2025 to be counted 8ROADRIDGE FINANCIAL SOLUTIONS, INC ATTENTION: TEST PRINT 10123 4567 8422 12391 Sl MERCEDES WAY EDGEWOOD, NY 11717 D Vi it Call Return this form Attend and www ProxyVote com 1-800--454-8683 in the endo KI vote at the postage-paid meeting i!i H!i envelope iiii,:U [!! VOTING INSTRUCTIONS Scan to view materials and vote via smartphone Voting on www ProxyVote com is easy and fast! As the record holder for your shares, we will vote your shares based on your instructions Go to www PrO)tyVote com, enter the control numb r abov and vat ! Please provide us with your voting instructions before the meet ing If )OL’ do not provide us with yOLJr voting instrud ions, we will not vote your shares The following proxy material for the meeting is available at If you sign and return thi; form, we will vole any unmarked items b ; ;d on til€ board’s recornrnendatJOns www ProxyVote com: PROXY STATEMENT X THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION JPMORGAN NATIONAL MUNCPL INCM FD CL I Please check this box if you plan to attend the Meeting and 0 vote your shares in person The Board r ecommends you vote FOR the following proposal (s) : 1 For Against Abstain 1 To appr ove an Agr eemen t and Ptan of Reo r gani zation f o r your Fund pursuan t t o whi ch your Fund w11 1 t rans f er all of 1ts assets 0 0 0 and li abilities to t he JPMo r gan Muni ci pal ETF (“Acqui r ing Fund “ ) i n excllange f o r t he shar es of Acqui ri ng Fund & havi ng an aggregat e net as se t val ue (“NAV”) equal to t he aggr egate NAV of Your Fund f oll owed i mmedi atel y by the d i st ri bution by Your Fund to i t s shareho lder s of t he por tion o f shar es o f Acqui ri ng Fund t o whi ch shar eholder i s enti t led ( i ncl uding cash i n l i eu o f f r actional shar es of the Acqu i r ing Fund) , i n l i quidation o f Your Fund ‘ NOTE ‘ Such ot her busi ness as may properl y come befor e t he mee t i ng or any adj ournment t hereof N ci ci ;;:: , lLl N ”’ “’ CXl CXl 1 1,1, 11 1111 11 1 1 1 0 0 0 0123 4S67 8422 1239 07/30/25 123,4S6,789,012 00000 Signature [PLEASE SIGN WITHIN BOX] Date 4812A04S8 *****ACCOUNT SlS20S-OlS GS2

JPMORGAN NATIONAL MUNCPL INCM FD CL I THIS IS A VOTING INSTRUCTION FORM 8ROADRIDGE FINANCIAL SOLUTIONS, INC You are receiving this voting instruction form because you hold shares in the above security You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Special Meeting to be held on 07/30/25 at 11:00 A M EDT PO BOX 1342T , SUITE 1300 BRENTWOOD, NY 11717 Make your vote count IMPORTANT NOTICE REGARDING DELIVERY 0 , OF SECURITY HOLDER DOCUMENTS (HHl 01 Vote must be received by 07/29/2025 to be counted 8ROADRIDGE FINANCIAL SOLUTIONS, INC N ATTENTION: TEST PRINT 10123 4567 8422 12391 Sl MERCEDES WAY EDGEWOOD, NY 11717 D Vi it Call Return this form Attend and www ProxyVot com 1 8()() 454 8683 in the endo KI vote at the postage-paid meeting i!i H!i envelope iiii,:U [!! VOTING INSTRUCTIONS Scan to view materials and vote via smartphone Voting on www ProxyVote com is easy and fast! As the record holder for your shares, we will vote your shares based on your instructions Go to www PrO)tyVote com, enter the control numb r abov and vat ! Please provide us with your voting instructions before the meeting If )OL’ do not provide us with yOLJr voting instrud ions, we will not vote your shares The following proxy material for the meeting is available at If you sign and return thi; form, we will vole any unmarked items b ; ;d on til€ board’s recornrnendatJOns www ProxyVote com: PROXY STATEMENT X PAGE 1 OF 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION JPMORGAN NATIONAL MUNCPL INCM FD CL I Please check this box if you plan to attend the Meeting and 0 vote your shares in person The Board r ecommends you vote FOR the following proposal (s) : 1 For Against Abstain 1 To appr ove an Agr eemen t and Ptan of Reo r gani zation f o r your Fund pursuan t t o whi ch your Fund w11 1 t rans f er all of 1ts assets 0 0 0 and li abilities to t he JPMo r gan Muni ci pal ETF (“Acqui r ing Fund “ ) i n excllange f o r t he shar es of Acqui ri ng Fund & havi ng an aggregat e net as se t val ue (“NAV”) equal to t he aggr egate NAV of Your Fund f oll owed i mmedi atel y by the d i st ri bution by Your Fund to i t s shareho lder s of t he por tion o f shar es o f Acqui ri ng Fund t o whi ch shar eholder i s enti t led ( i ncl uding cash i n l i eu o f f r actional shar es of the Acqu i r ing Fund) , i n l i quidation o f Your Fund ‘ NOTE ‘ Such ot her busi ness as may properl y come befor e t he mee t i ng or any adj ournment t hereof N 0 0 ;;:: I N lLl Yes No “’ “’ CXl HOUSE HOLDING ELEG ION Please 1nd1Cate if you consent to rece1ve 0 0 CXl certJirl futurerrM; tur cornnrunrCdtrons in a ir gle p ackage per housetlold 1 1,1, 11 1111 11 1 1 1 0 0 0 I I 0123 4S67 8422 1239 07/30/25 123,4S6,789,012 00000 Signature [PLEASE SIGN WITHIN BOX] Date 4812A04S8 *****ACCOUNT SlS20S-OlS GS2

IMPORTANT NOTICE REGARDING DELIVERY 0 , OF SECURITY HOLDER DOCUMENTS (HHl BROADRIDGE FINANCIAL SOLUTIONS, INC N ATTENTION: TEST PRINT Sl MERCEDES WAY EDGEWOOD, NY 11717 PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTDS IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so This is known as “ Householding” Please note that if you do not respond to this notice, Householding w ill start 60 days after the mailing of this notification We will allow Householding only upon these certain conditions: The issuer agrees to have its documents Househeld You agree to or do not object to the Householding of your materials You have the same last name and exact address as another shareholder(s) (/) tii I The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not I you consent to participate in Householding By marking “Yes’’ in the block provided, you will consent to participate in Householding By marking “No”, you will withhold your consent to participate If you do nothing, you will be deemed to have given your consent to participate Your affirmative or implied consent to Household will remain in effect until you revoke it If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717 If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation SlS20S-OlS V20